ASSET MANAGEMENT FUND

Money Market Fund
Ultra Short Mortgage Fund
Ultra Short Fund
Short U.S. Government Fund
Intermediate Mortgage Fund
U.S. Government Mortgage Fund
Large Cap Equity Fund

SUPPLEMENT DATED MAY 3, 2007
TO PROSPECTUS DATED MARCH 1, 2007

The section “Exchanges” beginning on page 27 of the Prospectus is replaced with the following:

Shareholders may exchange shares of a Fund for shares in another Fund of the Trust by telephoning the Distributor on a Business Day. Call (800) 527-3713. Exchanges may also be made by written request as previously described under “Written Requests.” The minimum amount for an exchange is the minimum initial investment of the Fund whose shares are being acquired; provided, however, that the Distributor and/or the Trust reserve the right to accept exchanges below the minimum in their sole and absolute discretion. Exchanges will be effected at the relative net asset values next determined after receipt of an exchange request in proper form. Shareholders exchanging out of a Fund, with the exception of certain exchanges from the Money Market Fund, will receive dividends in that Fund through the date the exchange is effected and will begin receiving dividends in the other Fund the next Business Day. Shareholders exchanging out of the Money Market Fund who submit their request before 12:00 Noon New York City time, will receive dividends in the Money Market Fund up to, but not including, the date the exchange is effected and will begin receiving dividends in the other Fund on the date of the exchange. Shareholders exchanging out of the Money Market Fund who submit their request on or after 12:00 Noon New York City time, will receive dividends in the Money Market Fund through the date the exchange is effected and will begin receiving dividends in the other Fund the next business day. An exchange between Funds will generally result in a capital gain or loss, since for federal income tax purposes an exchange is treated as a sale of the shares of the Fund from which the exchange is made and a purchase of the shares of the Fund into which the exchange is made.

The Trust reserves the right to amend or terminate this privilege with notice to shareholders.

The following sentence is added to the Prospectus with respect to purchases, redemptions and exchanges:

In certain circumstances, such as when the New York Stock Exchange or the Bond Market closes early, the officers of the Trust may set an earlier cut-off time for orders eligible for same day settlement.

ASSET MANAGEMENT FUND
230 W. Monroe Street
Chicago, Illinois 60606